Exhibit 10.26

FABRINET

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of                     , 2010, by and among Fabrinet, a Cayman Islands exempted company (the “Company”), Asia Pacific Growth Fund III, L.P., H&Q Asia Pacific, Ltd., the David T. Mitchell Separate Property Trust, a Wyoming trust, the Gabriel T. Mitchell Trust, a California trust, the Alexander T. Mitchell Trust, a California trust, the Sean T. Mitchell Trust, a California trust, JDS Uniphase Corporation and Shea Ventures, LLC (each an “Investor” and, collectively, the “Investors”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A. The Company, the Investors and certain other investors are parties to that certain Amended and Restated Shareholders’ Agreement, dated March 23, 2000 (the “Shareholders Agreement”);

B. In connection with the Company’s proposed initial public offering of the Ordinary Shares, the Company has requested that the Investors execute a waiver and termination (the “Waiver”) pertaining to the Shareholders’ Agreement;

C. As a condition to entering into the Waiver, the Investors have requested that the Company extend to the Investors certain registration rights as set forth below; and

D. The execution and delivery of the Waiver by the Investors are each conditions precedent to the effectiveness of this Agreement.

D. NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth herein:

SECTION 1. GENERAL.

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities in accordance with Section 2.8 hereof.

While this Agreement may refer in the plural to Holders, if at any time there is only one Holder, such reference shall be deemed to refer in the singular to the then-sole Holder (e.g., if at a time of determination only one of the Investors has registration rights hereunder, then references to “Holders” shall be deemed to refer in the singular to such Investor).

(d) “Initial Offering” means the Company’s first firm commitment underwritten public offering of the Ordinary Shares registered under the Securities Act.

(e) “Initiating Holders” means the Holders of at least 30% of the Registrable Securities then outstanding. While this Agreement may refer in the plural to Initiating Holders, if at any time there is only one Initiating Holder, such reference shall be deemed to refer in the singular to the then-sole Initiating Holder (e.g., if at a time of determination only one of the Investors has registration rights hereunder, then references to the “Initiating Holders” shall be deemed to refer in the singular to such Investor).

(g) “Mitchell” means one or more of Mr. David Thomas Mitchell (currently the President and Chief Executive Officer of the Company), the David T. Mitchell Separate Property Trust, the Gabriel T. Mitchell Trust, the Alexander T. Mitchell Trust and the Sean T. Mitchell Trust.

(f) “Ordinary Shares” means the Company’s Ordinary Shares, par value $0.01 per share.

(g) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h) “Registrable Securities” means (a) the Shares and (b) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) which have been sold to the public either pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned or (iii) held by a Holder (together with its affiliates) if, as of such date after the closing of the first registered public offering of Ordinary Shares by the Company all Ordinary Shares held by and issuable to such Holder (and its affiliates) may be immediately sold pursuant to Rule 144 during any 90-day period.

(i) “Registrable Securities then outstanding” shall be the number of Ordinary Shares that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(j) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of a single counsel for the Holders (such fees and expenses of counsel not to exceed $50,000), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(k) “Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time.

(l) “SEC” or “Commission” means the Securities and Exchange Commission.

(m) “Securities Act” shall mean the Securities Act of 1933, as amended.

(n) “Selling Expenses” shall mean all stock transfer taxes, underwriting discounts and selling commissions applicable to the sale.

(o) “Shares” shall mean the Ordinary Shares set forth on Exhibit A hereto held from time to time by the Investors and any assigns, transferees or other parties who are assigned or otherwise receive registration rights pursuant to Section 2.8.

(p) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan, provided, that such registration statement does not include Ordinary Shares held by Mitchell as of the date of this Agreement or issuable to Mitchell upon exercise by Mitchell of securities held by Mitchell as of the date of this Agreement (ii) a registration relating to debt securities which are not convertible into Ordinary Shares or other equity securities of the Company or (iii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statement related to the issuance or resale of securities issued in such a transaction.

SECTION 2. REGISTRATION.

2.1 Demand Registration.

(a) Subject to the conditions of this Section 2.1, if the Company shall receive a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of at least 15% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, is at least $5,000,000), then the Company shall, within 15 days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.1, file within 60 days and use its best efforts to effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Initiating Holders request be registered and any additional Registrable Securities requested to be included in such registration by the other Holders.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 or any request pursuant to Section 2.3 and the Company shall include such information in the written notice referred to in Section 2.1(a) or Section 2.3(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.1 or Section 2.3, if the managing underwriters advise the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including, without limitation, the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration; provided further, that if such reduction shall reduce the amount of Registrable Securities held by such Holders to be included in such underwriting and registration below 50% of the total amount of Registrable Securities requested to be included in such registration by the Initiating Holders, then such registration shall not be counted as a registration effected pursuant to Section 2.1 or Section 2.3. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.1:

(i) after the Company has effected two registrations pursuant to this Section 2.1, and such registrations have been declared or ordered effective;

(ii) prior to the date 180 days following the effective date of the registration statement pertaining to the Initial Offering;

(iii) if (i) in the good faith judgment of the Board of Directors of the Company (the “Board”), the filing of a registration statement covering the Registrable Securities would be detrimental to the Company and the Board concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be detrimental to the Company for such registration statement to be effected at such time, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that such right to delay a request shall be exercised by the Company not more than once in any 12-month period;

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.3 below; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Securities Act.

2.2 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least 30 days prior to the filing of any registration statement under the Securities Act (excluding (i) Special Registration Statements and (ii) registration statements relating to the Initial Offering) for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder, at such Holder’s election. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 20 days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities of that fact in writing. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 30% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling shareholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than 67% of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting in such Holder’s sole discretion, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration and the Holders thereof shall bear no expenses related thereto or in connection with the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and shareholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2, whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

2.3 Form S-3 Registration. In case the Company shall receive a written request from any Holder or Holders of Registrable Securities that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly, but in no event later than 15 days, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, and not later than sixty days if the Company is a well-known seasoned issuer under the Securities Act, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

(i) if Form S-3 is not available for such offering by the Holders, or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,500,000, or

(iii) if within 30 days of receipt of a written request from any Holder or Holders pursuant to this Section 2.3, the Company gives notice to such Holder or Holders of the Company’s intention to file a registration statement for a public offering within 90 days, other than pursuant to a Special Registration Statement, or

(iv) if (i) in the good faith judgment of the Board, the filing of such Form S-3 registration would be detrimental to the Company and the Board concludes, as a result, that it is in the best interests of the Company and its shareholders to defer the filing of such Form S-3 registration at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be detrimental to the Company for such Form S-3 registration to be effected at such time, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.3; provided, however, that such right to delay a request shall be exercised by the Company not more than once in any 12-month period; or

(v) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 with an aggregate price to the public in each instance exceeding $1,500,000 for the Holders pursuant to this Section 2.3, or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Securities Act.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders.

(d) Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to Section 2.1.

2.4 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1, 2.2, or 2.3 hereof shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1 or 2.3, the request of which has been subsequently withdrawn by the Holders requesting such registration proceeding unless (a) the withdrawal is based upon a material adverse event related to the business, properties, condition or operations of the Company of which such Holders were not aware at the time of such request (without imputing the knowledge of any non-requesting Holder to any requesting Holders) or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.1 or 2.3, as applicable, to undertake any subsequent registration, in which event under Section 2.4(b) such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.1 or 2.3, as applicable, to undertake any subsequent registration.

2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed 60 days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided, however, each Holder’s (i) representations and warranties thereunder shall be limited to matters respecting its ownership of the Registrable Securities, and (ii) indemnification thereunder shall be (x) limited to the information in item (i) immediately above, and be expressly subject to the net proceeds from the offering received by such Holder in the offering, and (y) shall be a several obligation of such Holder (and shall not be a joint and several obligation of all of the Holders).

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Subject to any rights of the Company to suspend a prospectus expressly set forth in Section 2.5(a) above, the Company will amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h) Cause all such Registrable Securities registered pursuant hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed.

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(j) Promptly make available for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company which any such party reasonably requests be made available in connection with the registration of the Registrable Securities, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with any such registration statement.

2.6 Furnishing Information.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1, 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(b) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1 or Section 2.3 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.1 or Section 2.3, whichever is applicable.

2.7 Indemnification. In the event any Registrable Securities are included in a registration statement pursuant to Sections 2.1, 2.2 or 2.3:

(a) The Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who, directly or indirectly, controls, is controlled by or is under common control with such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) (or actions in respect thereto) to which any of the foregoing entities or persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or otherwise filed with the SEC or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, legal counsel, accountant, underwriter or control person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such Holder, partner, member, officer, director, underwriter or control person of such Holder expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or control person.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, legal counsel and accountants for the Company, and each person, if any, who, directly or indirectly, controls, is controlled by or is under common control with the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who, directly or indirectly, controls, is controlled by or is under common control with such Holder, against any losses, claims, damages or liabilities (on a several and not a joint and several basis) to which the Company or any such director, officer, control person, underwriter or other such Holder, or partner, director, officer or control person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or otherwise filed with the SEC or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder and expressly stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, control person, underwriter or other Holder, or partner, officer, director or control person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is finally judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.7 exceed the net proceeds received by each such Holder from the offering out of which such Holder Violation arises.

(c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution under this Section 2.7 exceed the net proceeds received by each such Holder from the offering out of which such Holder Violation arises.

(e) The obligations of the Company and Holders under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.7 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, affiliate, member or retired member, or shareholder of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires at least 100,000 shares of Registrable Securities (as adjusted for stock splits and combinations), or (d) is an entity affiliated by common control (or other related entity) with such Holder; provided, however, that (i) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee shall agree to be joined as a party to this Agreement.

2.9 Limitation on Subsequent Registration Rights. After the closing date of the Initial Offering, the Company shall not, without the written consent of Holders of at least 80% of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) grant such holder rights (a) to demand the registration of shares of the Company’s capital stock or (b) to include such shares in a registration statement that would reduce the number of shares includable by the Holders, or (ii) otherwise conflict with the terms of Section 2.7 of this Agreement.

2.10 Agreement to Furnish Information. If reasonably requested by the Company or the representative of the underwriters of Ordinary Shares in writing, each Holder shall reasonably promptly provide such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.10 shall not apply to a Special Registration Statement. Each Holder agrees that any transferee or assignee of any shares of Registrable Securities shall be bound by this Section 2.10.

2.11 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees, to use its best efforts after the closing date of the Initial Offering to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. MISCELLANEOUS.

3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including, without limitation, to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Francisco, California.

3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

3.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto (if any) the Shareholders’ Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the Shareholders’ Agreement. The rights and covenants provided herein set forth the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

3.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the Holders of at least 80% of the Registrable Securities then outstanding.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

3.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

3.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by electronic mail or confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address or electronic mail address as such party may designate by 10 days advance written notice to the other parties hereto. Upon the request of a party, courtesy copies of any notice required in connection with this Agreement shall be provided to such party’s legal counsel; provided, however, that delivery to such party’s legal counsel shall have no bearing on the effectiveness of such notice.

3.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

3.10 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

3.11 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.12 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

3.13 Term; Termination. This Agreement shall not become effective unless and until each of the Investors has executed and delivered the Waiver to the Company. Other than the indemnification provisions set forth in Section 2.7 (which shall survive any termination of this Agreement in accordance with their terms), this Agreement shall terminate and be of no further force or effect upon the earlier to occur of: (i) the date on which there are no Registrable Securities outstanding and (ii) seven years following the effective date of the Initial Offering.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

FABRINET

By:
MARK J. SCHWARTZ
Executive Vice President, Chief Financial Officer and Secretary

Address:	Fabrinet
No. 7 Temasek Boulevard
#20-03 Suntec City Tower One
Singapore 038987

INVESTORS:

ASIA PACIFIC GROWTH FUND III, L.P.

By: Asia Pacific Associates III, Ltd.

By:
Name:
Title:

Address:	c/o W.S. Walker & Company
P.O. Box 265, GT
Walker House
Grand Cayman, Cayman Islands

H&Q ASIA PACIFIC, LTD.

By:
Name:
Title:

Address:	c/o W.S. Walker & Company
P.O. Box 265, GT
Walker House
Grand Cayman, Cayman Islands

THE DAVID THOMAS MITCHELL SEPARATE PROPERTY TRUST

By:
David Thomas Mitchell
Title:	Trustee

Address:	Fabrinet
No. 7 Temasek Boulevard
#20-03 Suntec City Tower One
Singapore 038987

THE GABRIEL THOMAS MITCHELL TRUST

By:
Kimberley Totah
Title:	Trustee

Address:	Fabrinet
No. 7 Temasek Boulevard
#20-03 Suntec City Tower One
Singapore 038987

THE ALEXANDER THOMAS MITCHELL TRUST

By:
Kimberley Totah
Title:	Trustee

Address:	Fabrinet
No. 7 Temasek Boulevard
#20-03 Suntec City Tower One
Singapore 038987

THE SEAN THOMAS MITCHELL TRUST

By:
Kimberley Totah
Title:	Trustee

Address:	Fabrinet
No. 7 Temasek Boulevard
#20-03 Suntec City Tower One
Singapore 038987

JDS UNIPHASE CORPORATION

By:
Name:
Title:

Address:	430 North McCarthy Blvd.
Milpitas, California 95035
Attn:

SHEA VENTURES, LLC

By:
Name:
Title:

Address:	655 Brea Canyon Road
Walnut, California 91789
Attn:

EXHIBIT A

Investor	Ordinary Shares Held		Percentage
H&Q Asia Pacific:
Asia Pacific Growth Fund III, L.P.	18,000,000		63.50%
H&Q Asia Pacific, Ltd.	60,000	[1]	0.21%

Subtotal:	18,060,000		63.71%
Mitchell:
The David Thomas Mitchell Separate Property Trust	5,533,673		19.53%
Gabriel Thomas Mitchell Trust	250,680		0.88%
Alexander Thomas Mitchell Trust	250,681		0.88%
Sean Thomas Mitchell Trust	250,680		0.88%

Subtotal:	6,285,714		22.17%
JDS Uniphase Corporation	2,000,000		7.06%
Shea Ventures, LLC	2,000,000		7.06%

Total:	28,345,714		100.00%

[1]

Up to 30,000 Ordinary Shares held by Virapan Pulges as of the date hereof shall be “Shares” for the purposes of this Agreement to the extent that such Ordinary Shares are transferred to H&Q Asia Pacific, Ltd. or its affiliates.